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                                   FORM 8 - K



                                 CURRENT REPORT




    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934





                               February 28, 2003
                Date of Report (Date of earliest event reported)





                         PEOPLES FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


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

          Mississippi                      0-30050                        64-0709834
(State or other jurisdiction of    (Commission File Number)   (IRS Employer Identification No.)
        incorporation)

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                               152 Lameuse Street
                                Biloxi, MS 39530
          (Address, including zip code, of principal executive office)





                                 (228) 435-5511
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS

On February 28, 2003, Peoples Financial Corporation issued a press release announcing an addition to its 2002 loan loss provision.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)     Exhibits.

                  99. Press Release issued by Peoples Financial Corporation dated February 28, 2003, headed "Peoples Financial Corporation adds to Loan Loss Provision."



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2003

                                    PEOPLES FINANCIAL CORPORATION


                                    By:     /s/ Chevis C. Swetman
                                            ------------------------------------
                                            Chevis C. Swetman
                                            Chairman, President and CEO

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                               INDEX TO EXHIBITS

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
            EXHIBIT NO.                 DESCRIPTION
            -----------                 -----------
                  99. Press Release issued by Peoples Financial Corporation dated February 28, 2003, headed "Peoples Financial Corporation adds to Loan Loss Provision."

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